SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 20, 2007

MET-PRO CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-07763	23-1683282
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 Cassell Road, P.O. Box 144
Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 723-6751

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 20, 2007, Met-Pro Corporation ("Met-Pro," the "Registrant" or the "Company") reported its results of operations for the three and nine months ended October 31, 2007.  A copy of the press release issued by the Company is furnished herewith as Exhibit 99.1.

In addition, the Company held a teleconference call on November 20, 2007 during which members of management discussed the Company's financial performance for the third quarter ended October 31, 2007 and other matters relating to its business.  A copy of the teleconference transcript is furnished herewith as Exhibit 99.2.

Item 7.01. Regulation FD Disclosure.

On November 20, 2007, Met-Pro Corporation issued a press release announcing its financial results for the three and nine months ended October 31, 2007. A copy of this press release is attached hereto as Exhibit 99.1.

The press release attached hereto as Exhibit 99.1 contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission (the “SEC”). Met-Pro believes that these non-GAAP financial measures provide information that is useful to its investors regarding its financial condition and results of operations.

The press release contains adjusted income before tax, net income, and basic and diluted earnings per share for the three and nine months ended October 31, 2007 which excludes the gain on the sale of property previously associated with the Company's business unit in Hauppauge, New York. The adjusted income before tax, net income and earnings per share numbers are not a measure of financial performance under GAAP and should not be considered as a substitute for income before tax, net income, income from operations, net cash provided by operating activities or any other operating or liquidity measure prepared in accordance with GAAP.

Met-Pro’s management believes that adjusted income before tax, net income, and basic and diluted earnings per share provide additional information useful to assessing, comparing and evaluating the operating performance of its business, insofar as the adjustment pertains to the gain on the sale of the New York property.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

A copy of the press release dated November 21, 2007, reporting the results of operations for the three and nine months ended October 31, 2007, is furnished herewith as Exhibit 99.1.

In addition, a copy of the transcript from the Company's teleconference held on November 20, 2007, to discuss its results of operations for the third quarter ended October 31, 2007, is furnished herewith as Exhibit 99.2.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Date:  November 21, 2007
MET-PRO CORPORATION

By: /s/ Raymond J. De Hont
Raymond J. De Hont,
President and Chief Executive Officer

Exhibit Index

Exhibit	Description
99.1	Press release issued by Met-Pro Corporation to report its results of operations for the three and nine months ended October 31, 2007

99.2	Transcript of conference call held November 20, 2007 to discuss results of operations for the three and nine months ended October 31, 2007